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                                                                    EXHIBIT 23.2

                         CONSENT OF ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 17, 1996 included in ContiFinancial Corporation's Form 10-K for the year ended March 31, 1996 and to all references to our Firm included in this registration statement.


                                          ARTHUR ANDERSEN LLP

New York, New York


March 10, 1997